                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12

                             The Finish Line, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                                              [LOGO] FINISH LINE









                                                                   June 17, 2003



Dear Stockholder:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders of The Finish Line, Inc. on Thursday, July 17, 2003 at 9:00 a.m., to be held at Finish Line Corporate Office, 3308 N. Mitthoeffer Rd, Indianapolis, IN 46235. Members of your Board of Directors and management look forward to greeting those stockholders who are able to attend.

     The accompanying Notice and Proxy Statement describe the matters to be acted upon at the meeting.

     It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend, please sign, date and mail the enclosed proxy card at your earliest convenience. If you attend the meeting, you may withdraw your proxy and vote in person.

     Your interest and participation in the affairs of the Company are greatly appreciated.


                                                    Respectfully,

                                                    /s/ Alan H. Cohen

                                                    Alan H. Cohen,
                                                    Chairman of the Board
                                                    and Chief Executive Officer

                              THE FINISH LINE, INC.
                            3308 N. MITTHOEFFER ROAD
                           INDIANAPOLIS, INDIANA 46235

                         -------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 17, 2003

                         -------------------------------


TO THE STOCKHOLDERS OF THE FINISH LINE, INC.:

     Notice is hereby given that the 2003 Annual Meeting of Stockholders of The Finish Line, Inc. to be held at Finish Line Corporate Office, 3308 N. Mitthoeffer Rd, Indianapolis, IN 46235 on Thursday, July 17, 2003 at 9:00 a.m., will be conducted for the following purposes:

     1.   To elect seven directors; and

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record at the close of business on May 23, 2003, will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.



                                             By Order of the Board of Directors,

                                             /s/ Gary D. Cohen

                                             Gary D. Cohen,
                                             Executive Vice President
                                             General Counsel and Secretary


Indianapolis, Indiana
June 17, 2003


--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                              THE FINISH LINE, INC.
                            3308 N. MITTHOEFFER ROAD
                           INDIANAPOLIS, INDIANA 46235

                         --------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 17, 2003

                         --------------------------------

                               GENERAL INFORMATION

This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are being mailed on or about June 17, 2003 in connection with the solicitation of proxies by the Board of Directors of The Finish Line, Inc. ("Finish Line" or the "Company") for use at the 2003 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at Finish Line Corporate Office, 3308 N. Mitthoeffer Rd., Indianapolis, IN 46235, on Thursday, July 17, 2003, at 9:00 a.m., and any adjournment or postponement thereof. At the Annual Meeting, the Company's stockholders will be asked to elect seven directors, and to vote on such other matters as may properly come before the Annual Meeting.

Throughout this Proxy Statement, fiscal 2003, fiscal 2002 and fiscal 2001 represent the fiscal years ended March 1, 2003, March 2, 2002, and March 3, 2001 respectively.

PERSONS MAKING THE SOLICITATION

The Company is making this solicitation and will bear the expenses of preparing, printing and mailing proxy materials to the Company's stockholders. In addition, proxies may be solicited personally or by telephone or fax by officers or employees of the Company, none of whom will receive additional compensation therefrom. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Class A Common Stock.

VOTING AT THE MEETING

Stockholders of record of the Company's Class A Common Stock, par value $.01 per share ("Class A Common Stock"), and Class B Common Stock, par value $.01 per share ("Class B Common Stock") at the close of business on May 23, 2003, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. On that date, 19,237,585 shares of Class A Common Stock and 3,897,810 shares of Class B Common Stock were outstanding and entitled to vote. Each outstanding share of Class A Common Stock entitles the holder thereof to one vote and each outstanding share of Class B Common Stock entitles the holder to ten votes.

In the election of directors, the seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

The Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions with respect to the election of directors in this manner. The Company intends to count broker non-votes as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business.

Stockholders do not have the right to cumulate their votes in the election of directors.

REVOCABILITY OF PROXY

A proxy may be revoked by a stockholder prior to the voting at the Annual Meeting by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company. The mere presence at the Annual Meeting of a stockholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the Proxy Card by the stockholders or, if no instructions are indicated, will be voted FOR the slate of directors described herein, and as to any other matter that may be properly brought before the Annual Meeting, in accordance with the judgment of the proxy.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 23, 2003 information relating to the beneficial ownership of the Company's common stock by each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Class A Common Stock or Class B Common Stock, by each director or nominee for director, by each of the executive officers named below, and by all directors and executive officers as a group.

                                                              BENEFICIAL OWNERSHIP AS OF MAY 23, 2003
                                           -------------------------------------------------------------------------
                                                      CLASS A                         CLASS B
                                           ---------------------------     ---------------------------
                                             NUMBER OF         % OF          NUMBER OF         %OF          TOTAL
                      NAME                  SHARES(1)(2)     CLASS (3)       SHARES(1)       CLASS(3)       SHARES
                      ----                 -------------    ----------     ------------    -----------    ----------
Alan H. Cohen       ..................       428,334 (4)          2.2%      1,606,063(7)      41.2%        2,034,397
David I. Klapper    ..................       534,957 (5)          2.7%      1,428,600(8)      36.7%        1,963,557
Larry J. Sablosky   ..................       174,866 (6)          (12)        863,147(9)      22.1%        1,038,013
Steven J. Schneider ..................        59,660(10)          (12)             --           --            59,660
Gary D. Cohen       ..................        55,025(10)          (12)             --           --            55,025
Glenn S. Lyon       ..................         3,750(10)          (12)             --           --             3,750
George S. Sanders   ..................        67,150(10)          (12)             --           --            67,150
Donald E. Courtney  ..................        56,650(10)          (12)             --           --            56,650
Michael L. Marchetti..................        46,550(10)          (12)             --           --            46,550
Kevin S. Wampler    ..................        40,200(10)          (12)             --           --            40,200
Kevin G. Flynn      ..................        25,600(10)          (12)             --           --            25,600
Robert A. Edwards   ..................        42,900(10)          (12)             --           --            42,900
James B. Davis      ..................        28,750(10)          (12)             --           --            28,750
Joseph L. Gravitt   ..................        33,500(10)          (12)             --           --            33,500
Roger C. Underwood..................          11,200(10)          (12)             --           --            11,200
Timothy R. Geis     ..................         7,600(10)          (12)             --           --             7,600
Michael J. Smith    ..................         6,100(10)          (12)             --           --             6,100
Jonathan K. Layne   ..................        24,000(10)          (12)             --           --            24,000
Jeffrey H. Smulyan  ..................        68,000(10)          (12)             --           --            68,000
Stephen Goldsmith   ..................        19,000(10)          (12)             --           --            19,000
Bill Kirkendall     ..................         7,000(10)          (12)             --           --             7,000
William P. Carmichael..................           --               --              --           --                --

FMR Corp.                                  2,288,200(11)         11.6%             --           --         2,288,200
   82 Devonshire Street
   Boston, MA  02109
Advisory Research, Inc.                    1,668,627(11)          8.4%             --           --         1,668,627
  180 N. Stetson St., Ste. 5780
  Chicago, IL 60601
Dimensional Fund Advisors                  1,526,850(11)          7.7%             --           --         1,526,850
   1299 Ocean Ave., 11th Floor
   Santa Monica, CA  90401
Wasach Advisors, Inc.                      1,330,257(11)          6.7%             --           --         1,330,257
  150 Social Hall Avenue
  Salt Lake City, UT 84111
Barclays Global Investors, NA              1,065,990(11)          5.4%             --           --         1,065,990
  45 Fremont Street
  San Francisco, CA 94105
All directors and executive officers as    1,740,792              8.8%      3,897,810        100.0%        5,638,602
 a group (22 persons)

--------------
(1) Each executive officer and director has sole voting and investment power with respect to the shares listed, unless otherwise indicated, and the address for the executive officers and directors is: 3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235.

(2) If shares of Class B Common Stock are owned by the named person or group, excludes shares of Class B Common Stock convertible into a corresponding number of Class A Common Stock.

(3) The shares owned by each person, or by the group, and the shares included in the total number of shares outstanding have been adjusted, and the percentage owned (where such percentage exceeds 1%) has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(4) Includes 53,850 shares gifted to a private family foundation, which is controlled by the named person, and includes 224,484 shares held as trustee of a trust for the benefit of his children.

(5) Includes 83,550 shares gifted to a private family foundation, which is controlled by the named person, and includes 351,407 shares held as trustee of a trust for the benefit of his children.

(6) Includes 50,050 shares gifted to a private family foundation, which is controlled by the named person. Also includes 120,000 shares held by a family partnership of which Mr. Sablosky serves as general partner.

(7) Includes 273,343 shares held as trustee of a trust for the benefit of his children.

(8) Includes 48,550 shares held by a family partnership of which Mr. Klapper serves as general partner and includes 234,493 shares held as trustee of a trust for the benefit of his children.

(9) Includes 227,526 shares of Class B Common Stock held by a family partnership of which Mr. Sablosky serves as general partner, and 7,210 shares of Class B Common Stock held by Mr. Sablosky's spouse. Also includes 251,809 shares held as trustee of a trust for the benefit of his children.

(10) Includes the following shares issuable upon exercise of options which are exercisable within 60 days of
     May 23, 2003:
     Steven J. Schneider................................................54,550
     Glenn S. Lyon.......................................................3,750
     Gary D. Cohen......................................................48,525
     George S. Sanders..................................................67,150
     Donald E. Courtney.................................................54,550
     Michael L. Marchetti...............................................44,550
     Kevin S. Wampler...................................................40,200
     Kevin G. Flynn.....................................................25,400
     Robert A. Edwards..................................................41,700
     James B. Davis.....................................................28,750
     Joseph L. Gravitt..................................................31,300
     Roger C. Underwood.................................................11,200
     Timothy Geis........................................................7,600
     Michael J. Smith....................................................6,100
     Jonathan K. Layne..................................................24,000
     Jeffrey H. Smulyan.................................................42,000
     Stephen Goldsmith..................................................19,000
     Bill Kirkendall.....................................................7,000

(11) This information is based solely on Schedule 13G's filed with the Securities Exchange Commission, copies of which were provided to the Company. The respective dates of the Schedule 13G's are as follows:
     FMR Corp.........................................................02/13/03
     Advisory Research, Inc...........................................02/14/03
     Dimensional Fund Advisors........................................02/12/03
     Wasach Advisors, Inc.............................................02/14/03
     Barclays Global Investors, NA....................................02/12/03

(12) Less than 1% of the shares of Class A Common Stock outstanding.

                              ELECTION OF DIRECTORS
                             (ITEM 1 ON YOUR PROXY)

A board of seven directors is to be elected at the 2003 Annual Meeting. The persons named in the Proxy Card as proxies for this meeting will vote in favor of each of the following nominees as directors of the Company unless otherwise indicated by the stockholder on the Proxy Card. Directors elected at the 2003 Annual Meeting will hold office until the next annual meeting of stockholders of the Company, and until their successors are duly elected and qualified, except in the event of their death, resignation, or removal. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. If any nominee should become unavailable prior to the election, the accompanying Proxy Card will be voted for the election in his or her stead of such other person as the Board of Directors may recommend.


NOMINEES

The nominees for election as directors of the Company are Alan H. Cohen, David
I. Klapper, Larry J. Sablosky, Jeffrey H. Smulyan, Stephen Goldsmith, Bill Kirkendall and William P. Carmichael. Each of such persons, except William P. Carmichael, currently serves as a director of the Company. See "Management--Executive Officers and Directors" for additional information concerning the nominees.

BOARD OF DIRECTORS' RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE SLATE OF NOMINEES SET FORTH ABOVE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

                                   MANAGEMENT
EXECUTIVE OFFICERS AND DIRECTORS
The executive officers, directors and nominees for director of the Company are as follows:

                                                                                                                 EXECUTIVE
                                                                                                                 OFFICER OR
                                                                                                                  DIRECTOR
        NAME                     AGE                              POSITION                                          SINCE
        ----                     ---                              --------                                       ----------
Alan H. Cohen..............................56       Chairman of the Board, President and CEO                        1976
David I. Klapper...........................54       Senior Executive Vice President, Director                       1976
Larry J. Sablosky..........................54       Senior Executive Vice President, Director                       1982
Steven J. Schneider........................47       Executive Vice President-COO, CFO and Asst. Secretary           1989
Gary D. Cohen..............................51       Executive Vice President-General Counsel, Secretary             1997
Glenn S. Lyon..............................53       Executive Vice President - Chief Merchandise Officer            2001
George S. Sanders..........................45       Executive Vice President-Real Estate and Store Development      1994
Donald E. Courtney.........................49       Executive Vice President-CIO and Distribution                   1989
Michael L. Marchetti.......................52       Executive Vice President-Store Operations                       1995
Kevin S. Wampler...........................40       Senior Vice President-CAO and Asst. Secretary                   1997
Kevin G. Flynn.............................39       Senior Vice President-Marketing                                 1997
Robert A. Edwards..........................41       Senior Vice President-Distribution                              1997
James B. Davis.............................40       Senior Vice President-Real Estate                               1997
Joseph L. Gravitt..........................43       Senior Vice President-Store Operations                          1998
Roger C. Underwood.........................33       Senior Vice President-Information Systems                       2001
Timothy R. Geis............................42       Senior Vice President-Footwear                                  2003
Michael J. Smith...........................45       Senior Vice President-Loss Prevention                           2003
Jeffrey H. Smulyan.........................55       Director                                                        1992
Stephen Goldsmith..........................55       Director                                                        1999
Bill Kirkendall............................49       Director                                                        2001
William P. Carmichael......................59       Nominee for Director                                            ----

MR. ALAN H. COHEN, a co-founder of the Company, has served as Chairman of the Board, President and Chief Executive Officer of the Company since May 1982. Since 1976, Mr. Cohen has been involved in the athletic retail business as principal co-founder of Athletic Enterprises, Inc. (one of the predecessor companies of the Company). Mr. Cohen is an attorney, and practiced law from 1973 through 1981. Mr. Cohen is the brother of Gary D. Cohen.

MR. DAVID I. KLAPPER, a co-founder of the Company, has served as a director of the Company since May 1982. Mr. Klapper has also served as Senior Executive Vice President of the Company since April 2000. Prior to his current position, Mr. Klapper served as Executive Vice President from May 1982 to April 2000. Since 1976, Mr. Klapper has been involved in the athletic retail business as principal co-founder of Athletic Enterprises, Inc. (one of the predecessor companies of the Company).

MR. LARRY J. SABLOSKY, a co-founder of the Company, has served as a director of the Company since May 1982. Mr. Sablosky has also served as Senior Executive Vice President of the Company since April 2000. Prior to his current position, Mr. Sablosky served as Executive Vice President from May 1982 to April 2000. Prior to 1982, Mr. Sablosky was employed in a family retail business for over 10 years. Mr. Sablosky has been involved in the retail industry for over 30 years.

MR. STEVEN J. SCHNEIDER has served as Executive Vice President, Chief Operating Officer, Chief Financial Officer and Assistant Secretary since April 2001. Mr. Schneider also served as Executive Vice President-Finance, Chief Financial Officer and Assistant Secretary of the Company from April 2000 to April 2001. Mr. Schneider also served as Senior Vice President-Finance, Chief Financial Officer and Assistant Secretary of the Company from March 1997 to April 2000 and as Vice President-Finance and Chief Financial Officer of the Company from April 1989 to March 1997. From August 1984 to March 1989, Mr. Schneider was employed as Assistant Controller for Paul Harris Stores, Inc. a women's apparel retailer. Mr. Schneider, a Certified Public Accountant, was employed by a national accounting firm for two years and has been engaged in various financial positions in the retail industry for over 24 years.

MR. GARY D. COHEN has served as Executive Vice President-General Counsel and Secretary since April 2000. Mr. Cohen also served as Senior Vice President-General Counsel and Secretary of the Company from his employment in July 1997 to April 2000. Mr. Cohen also has served as Secretary for the Company since July 1998. From April 1990 to July 1997, Mr. Cohen was a Senior Partner in the law firm of Cohen and Morelock. During the 15 years preceding his joining the Company, Mr. Cohen represented the Company regarding real estate matters. From 1978 to 1990 Mr. Cohen held associate partnership positions with various law firms. At the present time, Mr. Cohen retains an "Of Counsel" position with Brand Davis Elsea & Morelock. Mr. Cohen is the brother of Alan H. Cohen.

MR. GLENN S. LYON has served as Executive Vice President and Chief Merchandise Officer since September 2001. Prior to joining the Company he served as President/CEO of Paul Harris Stores, Inc. from March 2000 to February 2001. From October 1995 to February 2000 he held positions as President and General Merchandising Manager of Modern Woman Stores, a Division of the American Retail Group. Mr. Lyon also spent eight years with TJX Company as Senior Vice President and Executive Vice President of Merchandising and Marketing. Mr. Lyon started his career in February 1973 at Macy's N.Y. where he spent ten years in various merchandising positions.

MR. GEORGE S. SANDERS has served as Executive Vice President-Real Estate and Store Development since April 2000. Mr. Sanders also served as Senior Vice President-Real Estate and Store Development of the Company from March 1997 to April 2000 and as Vice President-Real Estate and Store Construction since April 1994. From February 1993 to April 1994, Mr. Sanders served as Director of Real Estate of the Company. From 1983 to February 1993, Mr. Sanders was employed by Melvin Simon and Associates, a real estate developer and manager. At the time Mr. Sanders left Melvin Simon and Associates, he held the position of Sr. Leasing Representative.

MR. DONALD E. COURTNEY has served as Executive Vice President-Chief Information Officer-Distribution since April 2000. Mr. Courtney also served as Senior Vice President-MIS and Distribution of the Company from March 1997 to April 2000 and as Vice President-MIS and Distribution of the Company since August 1989. From August 1988 to August 1989, Mr. Courtney served as Director of MIS and Distribution for the Company. From August 1976 to August 1988, Guarantee Auto Stores, Inc., an automotive retailer, employed Mr. Courtney. At the time Mr. Courtney left Guarantee Auto Stores, he held the position of Vice President-MIS and Distribution. Mr. Courtney has been involved in the retail industry for over 25 years.

MR. MICHAEL L. MARCHETTI has served as Executive Vice President-Store Operations since April 2000. Mr. Marchetti also served as Senior Vice President-Store Operations of the Company from March 1997 to April 2000 and as Vice President-Store Operations since September 1995. From May 1990 to September 1995, Mr. Marchetti was employed as Regional Vice President of Champs Sports, a division of Footlocker, Inc. Mr. Marchetti has been involved in the retail industry for over 29 years.

MR. KEVIN S. WAMPLER has served as Senior Vice President, Chief Accounting Officer and Assistant Secretary since April 2001. Mr. Wampler also served as Senior Vice President-Corporate Controller and Assistant Secretary of the Company from April 2000 to April 2001. Mr. Wampler also served as Vice President-Corporate Controller and Assistant Secretary of the Company from March 1997 to April 2000. Mr. Wampler is a CPA and has been employed by the Company since June 1993 as Corporate Controller. Mr. Wampler was previously employed by a national accounting firm from July 1986 to May 1993. At the time Mr. Wampler left the national accounting firm, he held the position of Audit Manager.

MR. KEVIN G. FLYNN has served as Senior Vice President-Marketing since April 2000. Mr. Flynn also served as Vice President-Marketing of the Company from March 1997 to April 2000. Mr. Flynn has been employed by the Company since November 1994 and prior to election as an officer, held the position of Marketing Director. Mr. Flynn was previously employed from July 1992 to November 1994 as Associate Media Director for Caldwell Van Riper, a regional advertising agency.

MR. ROBERT A. EDWARDS has served as Senior Vice President-Distribution since April 2000. Mr. Edwards also served as Vice President-Distribution of the Company from March 1997 to April 2000. Mr. Edwards has been employed by the Company since June 1983 and prior to his election as an officer, held the position of Director of Distribution.

MR. JAMES B. DAVIS has served as Senior Vice President-Real Estate since April 2000. Mr. Davis also served as Vice President-Real Estate of the Company from October 1997 to April 2000. Mr. Davis has been employed by the Company since October 1996 and prior to his election as an officer, held the position of Director of Leasing. Mr. Davis was previously employed as Vice President-Leasing for JMB Urban (a real estate developer and manager) from January 1993 to October 1996.

JOSEPH L. GRAVITT has served as Senior Vice President-Store Operations since April 2000. Mr. Gravitt also served as Vice President-Store Personnel of the Company from July 1998 to April 2000. Mr. Gravitt has been employed by the Company since December 1982. Prior to his election as an officer, Mr. Gravitt held the position of Director of Store Operations for the Company.

ROGER C. UNDERWOOD has served as Senior Vice President-Information Systems since April 2001. Mr. Underwood also served as Vice President-Information Systems of the Company from May 2000 to April 2001. Mr. Underwood has been employed by the Company since January 1992. Prior to his election as an officer, Mr. Underwood held the position of Director of Information Systems for the Company.

TIMOTHY R. GEIS has served as Senior Vice President-Footwear since April 2003. From April 2001 until April 2003, Mr. Geis held the position of Vice President-Footwear. From November 1996 to April 2001, Mr. Geis held the position of Divisional Merchandise Manager of Footwear. Mr. Geis joined Finish Line in October 1995 as a footwear buyer. Prior to Finish Line, Mr. Geis was employed as a footwear buyer for Champs Sports, a division of Footlocker, Inc.

MICHAEL J. SMITH has served as Senior Vice President-Loss Prevention since April 2003. From March 2000 to April 2003, Mr. Smith held the position of Vice President-Loss Prevention. Mr. Smith joined Finish Line in October, 1998 as Director of Loss Prevention. Prior to joining the Company, Mr. Smith was employed by Merchantile South Department Stores in Mobile, Alabama from 1992 thru 1998.

JEFFREY H. SMULYAN has served as a director of the Company since June 1992. Mr. Smulyan is CEO, Chairman of the Board, and President of Indianapolis-based Emmis Communications Corporation, which he founded in 1981. Emmis owns and operates 23 radio stations, 15 network-affiliated television stations, and award-winning regional and specialty magazines around the country. Mr. Smulyan, a former director of the National Association of Broadcasters and former Chairman of the Board of Directors of the Radio Advertising Bureau, sits on the Board of Trustees of Ball State University and the University of Southern California. In 2000, Mr. Smulyan was honored with the American Women in Radio and Television's Silver Satellite Award, the National Association of Broadcasters' National Radio Award, and as Radio Ink's "Radio Executive of the Year." He is the former owner of the Seattle Mariners baseball team.

STEPHEN GOLDSMITH has served as a director of the Company since July 1999. Mr. Goldsmith currently serves as Special Advisor to President Bush on faith-based and not-for-profit initiatives and served as chief domestic policy advisor to the Bush campaign. Mr. Goldsmith is Chairman, Corporation for National and Community Service and Senior Vice President, ACS State and Local Solutions Professor of Practice in Public Management and Faculty Chair for the Institute for Government Innovation at Harvard University's Kennedy School of Government. Mr. Goldsmith is a director of Net2Phone, Inc. an Internet communications company, and Steak 'N Shake Inc., a national restaurant chain. Mr. Goldsmith served as Mayor of the City of Indianapolis from January 1992 until December 1999.

BILL KIRKENDALL has served as a director of the Company since July 2001. Mr. Kirkendall is currently employed as an independent consultant since November 2002. Mr. Kirkendall was President and Chief Executive Officer of Orlimar Golf Company, a manufacturer and distributor of golf equipment, from October 1999 to November 2002. Mr. Kirkendall was President and CEO of Tretorn of N.A., Inc., a distributor and licensee of athletic footwear, from 1998 to 1999. Mr. Kirkendall was a driving force with Etonic Inc., a distributor, manufacturer, and licensee of athletic footwear and apparel from 1982 to 1998, holding the following positions: Sales Representative from 1982 to 1985, National Sales Manager from 1985 to 1986, Vice President from 1986 to 1988, Senior Vice President from 1988 to 1989, Executive Vice President from 1989 to 1991, and President from 1991 to 1998. Mr. Kirkendall was Vice President of Golden Brothers Inc., a long haul trucking company from 1976 to 1982.

WILLIAM P. CARMICHAEL was nominated to be a director of the Company at the April 24, 2003 Board Meeting. Mr. Carmichael is a consultant for The Succession Fund which he co-founded in 1998. Prior to The Succession Fund, Mr. Carmichael served for twenty-six years in various financial positions with global consumer products companies, including Senior Vice President for Sara Lee Corporation from 1991 to 1993, Senior Vice President and CFO for Beatrice Foods Company from 1987 to 1990, and Vice President of Esmark, Inc. from 1973 to 1984.

JONATHAN K. LAYNE has served as a director of the Company since June 1992. Mr. Layne has been a partner of the law firm of Gibson, Dunn & Crutcher LLP since 1987, where he specializes in corporate and securities law matters. Mr. Layne was an associate with Gibson, Dunn & Crutcher LLP from 1979 to 1986. Mr. Layne has decided not to run for reelection as a director.

Each director holds office until the next annual meeting of stockholders or until his successor has been elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors. Unless otherwise stated, there are no family relationships among any directors or executive officers of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held four meetings in fiscal 2003 and all directors attended at least 75 percent of the meetings of the Board and Board Committees of which they were members.

The Board of Directors has three (3) committees. The Audit Committee is comprised of Messrs. Goldsmith, Smulyan and Kirkendall, Chair. The Compensation and Stock Option Committee is comprised of Messrs. Kirkendall and Layne. The Finance Committee is comprised of Messrs. Klapper and Layne. The Company does not have a nominating committee nor any committee performing such functions.

The Audit Committee met seven times during fiscal 2003. The Audit Committee is composed solely of independent directors (as defined in the National Association of Securities Dealers listing standards). Information regarding the functions performed by the Committee and its membership is set forth in the "Report of the Audit Committee," included in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors.

The Compensation and Stock Option Committee met two times during fiscal 2003. The Compensation and Stock Option Committee focuses on executive compensation, the administration of the Company's stock option and stock purchase plans and making decisions on the granting of discretionary bonuses.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than 10% of the Company's Class A Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Executive officers, directors and 10% stockholders are required by the Securities and Exchange Commission to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

Based solely on the Company's review of the copies of such forms it has received and representations from certain reporting persons that they were not required to file a Form 5 for specified fiscal years, the Company believes that all of its executive officers, directors and greater than 10% stockholders have complied with all of the filing requirements applicable to them with respect to transactions during the fiscal year ended March 1, 2003.

                             EXECUTIVE COMPENSATION

The following Summary Compensation Table shows compensation paid by the Company for services rendered during fiscal years 2003, 2002 and 2001 for the person who was Chief Executive Officer at the end of the last fiscal year and the four most highly compensated executive officers of the Company ("Named Officers") whose salary and bonus exceeded $100,000 in fiscal 2003.

                           SUMMARY COMPENSATION TABLE


                                                                       LONG TERM COMPENSATION
                                                               --------------------------------------
                                                                          AWARDS             PAYOUTS
                                                                         --------           ---------
                                          ANNUAL COMPENSATION    RESTRICTED   SECURITIES
                                          -------------------      STOCK     UNDERLYING       LTIP        ALL OTHER
                                           SALARY     BONUS       AWARD (S)  OPTIONS/SAR'S   PAYOUTS    COMPENSATION
 NAME AND PRINCIPAL POSITION        YEAR     ($)     ($)(1)           $           (#)          ($)          ($)(2)
--------------------------------   ------ -------- ----------  ------------- -------------- ---------- --------------
Alan H. Cohen                       2003   400,000   338,832            --            --        --          16,153
  Chairman of the Board,            2002   305,030   240,364            --            --        --          19,238
  President and CEO                 2001   295,000   187,620            --            --        --          14,783

Steven J. Schneider                 2003   270,000   177,887            --        17,500        --          16,153
  Exec. Vice President,             2002   259,000   127,558            --        41,500        --          16,890
  COO, CFO & Asst. Secretary        2001   242,000    96,195            --            --        --          14,783

Glenn S. Lyon (3)                   2003   265,000   149,651            --        17,500        --           4,439
  Exec. Vice President,             2002   125,000    79,563(4)         --        46,500        --              --
  Chief Merchandise Officer         2001        --        --            --            --        --              --

Gary D. Cohen                       2003   250,559   141,496            --        17,500        --          16,153
  Exec. Vice President,             2002   240,922   118,654            --        41,500        --          16,842
  General Counsel & Secretary       2001   233,000    92,618            --            --        --          14,783

George S. Sanders                   2003   238,730   134,816            --        17,500        --          16,153
  Exec. Vice President,             2002   229,548   113,052            --        41,500        --          16,806
  Real Estate and                   2001   222,000    88,245            --            --        --          14,783
  Store Development

(1) Cash bonuses for services rendered in each fiscal year have been listed in the year earned; however the amounts listed were actually paid in the subsequent fiscal year.
(2) The stated amounts are Company contributions to The Finish Line, Inc. 401k and Profit Sharing Plan.
(3)  Mr. Lyon joined the Company in September 2001.
(4)  Included an $18,000 signing bonus.


DIRECTOR COMPENSATION

Directors who are employees of the Company are not compensated for serving as directors. Directors who are not employees of the Company are paid $3,500 per annum and an additional $3,500 per meeting for attending regular meetings of the Board of Directors and are reimbursed for expenses incurred in attending regular, special and committee meetings. In addition, non-employee directors receive a $500 fee for each Audit Committee or Compensation and Stock Option Committee meeting they attend in person or telephonically. Directors who are not employees of the Company also receive options to purchase 3,000 shares of Class A Common Stock upon their first election to the Board and an additional 4,000 options for each year they serve on the Board.

                        OPTION GRANTS IN LAST FISCAL YEAR

The following table contains information with respect to options to purchase the Company's Class A Common Stock granted during fiscal 2003 to the Named Officers.

                                                 INDIVIDUAL GRANTS
                            ---------------------------------------------------------       POTENTIAL REALIZABLE
                              NUMBER OF                                                       VALUE AT ASSUMED
                              SECURITIES   % OF TOTAL                                            ANNUAL RATES
                              UNDERLYING    OPTIONS                                            OF STOCK PRICE
                               OPTIONS      GRANTED         EXERCISE                          APPRECIATION FOR
                               GRANTED    TO EMPLOYEES       PRICE      EXPIRATION             OPTION TERM (3)
      NAME                     #(1)(2)   IN FISCAL YEAR      ($/SH)        DATE            5%                  10%
-------------------------   ------------  --------------  ------------  -------------    ----------------------------
Alan H. Cohen. . . . . .             --           --               --            --             --                --
Steven J. Schneider. . .         17,500          3.6%          $11.30    02/03/2013       $124,364          $315,163
Glenn S. Lyon. . . . . .         17,500          3.6%          $11.30    02/03/2013       $124,364          $315,163
Gary D. Cohen. . . . . .         17,500          3.6%          $11.30    02/03/2013       $124,364          $315,163
George S. Sanders. . . .         17,500          3.6%          $11.30    02/03/2013       $124,364          $315,163

(1) Vest 10% after one year, an additional 20% after two years, an additional 30% after three years and the remaining 40% vest after four years following the date of grant. The exercise price of these options is equal to the fair market value of the Company's Class A Common Stock on the date of grant.
(2) Options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.
(3) Potential realizable value is based on the assumption that the common stock price appreciates at the annual rate shown (compounded annually) from the grant date until the end of the ten-year option term. This value is calculated based on requirements of the Securities and Exchange Commission and does not reflect the Company's estimate of future stock price growth.


                  OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

Shown below is information with respect to the exercise in 2003 of options to purchase the Company's Class A Common Stock by the five Named Officers and the unexercised options to purchase the Company's Class A Common Stock under the Incentive Plan (as defined herein).

                                                              NUMBER OF
                                                              SECURITIES
                                                              UNDERLYING
                                                              UNEXERCISED       IN-THE-MONEY
                                  SHARES                     OPTIONS/ SARS     OPTIONS/ SARS
                                 ACQUIRED                    AT FY-END (#)     AT FY-END ($)(1)
                                    ON          VALUE     ------------------  ------------------
                                 EXERCISE      REALIZED       EXERCISABLE/       EXERCISABLE/
        NAME                       (#)           ($)         UNEXERCISABLE      UNEXERCISABLE
----------------------------  -------------- -----------  ------------------  ------------------
Alan H. Cohen      ......              --            --         --       --        --         --
Steven J. Schneider......              --            --     61,050   62,950   279,289    243,327
Glenn S. Lyon      ......              --            --      3,750   60,250     9,030    203,650
Gary D. Cohen      ......              --            --     45,025   62,950    75,633    243,327
George S. Sanders  ......              --            --      63,65   62,950   306,806    243,327

(1) Represents the difference between the closing price of the Company's Class A Common Stock on Nasdaq(R)on March 1, 2003 ($12.42) and the exercise price of the options.

                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT

SCOPE OF COMMITTEE'S WORK

The Compensation and Stock Option Committee of the Board of Directors (the "Committee") administers the Company's 1992 Employee Stock Incentive Plan, as amended and administers the Company's 2002 Stock Incentive Plan, reviews the Company's compensation plans, programs and policies for executive officers, monitors the performance and compensation of executive officers and other key employees and makes appropriate recommendations and reports to the full Board of Directors concerning matters of executive compensation.

SUMMARY OF COMPENSATION POLICIES FOR CEO AND EXECUTIVE OFFICERS

The Company's philosophy is to maintain compensation programs which attract, retain and motivate senior management with economic incentives which are directly linked to financial performance and increased stockholder value. The key elements of the Company's executive compensation program consist of a base salary, potential for an annual bonus directly linked to overall Company performance and the grant of stock options and other stock incentive awards intended to encourage achievement of superior results over time and to directly align executive officer and stockholder economic interests.

CEO COMPENSATION

The Committee believes the Chief Executive Officer's compensation should be heavily influenced by Company performance. The Committee also considers the level of compensation paid to the chief executive officers of comparable companies as part of its calculation of the compensation to be paid to the Company's Chief Executive Officer. For the last three fiscal years, Mr. Alan H. Cohen, the Company's Chief Executive Officer, was compensated at an annualized rate of $400,000, $305,030, and $295,000 respectively. See "Executive Compensation-Summary Compensation Table". In April 2002, the Committee established a performance bonus program for Mr. Cohen (as well as for the Company's other senior executive officers), which, for the fiscal year ended March 1, 2003, was based on four factors:

1. Increase in 2003 operating income before taxes (excluding repositioning charge/reversals) as compared to 2002 operating income before taxes (excluding repositioning charge/reversals)
2. Same store sales increases
3. Total sales increases
4. Aged inventory reduction

A bonus of between 0% and 90% of base compensation, up to a maximum of $360,000, was payable to Mr. Cohen under the program. The Committee believes this arrangement provided the Chief Executive Officer with significant incentives and aligned what amounted to a bonus ($338,832 for fiscal 2003) equal to a significant percentage (84.7% for fiscal 2003) of his annual base salary directly to the Company's economic performance.

While the Committee believes that the use of stock options which vest over a period of time is an effective device to link individual compensation with increased stockholder values, because of Mr. Cohen's substantial equity position in the Company (an aggregate of 2,034,397 shares of Class A and Class B Common Stock as of May 23, 2003), Mr. Cohen requested that he not be eligible at the current time for the grant of stock options or other incentive awards under the Company's Incentive Plan. Mr. Cohen, Mr. David I. Klapper and Mr. Larry J. Sablosky (collectively "founders") are principal stockholders of the Company and each has currently elected not to receive grants of stock options or stock grants. Consequently, no options or incentive awards were granted to the founders during fiscal 2003.

EXECUTIVE OFFICERS COMPENSATION

The Committee has adopted similar policies with respect to overall compensation of the Company's other senior executive officers.

The Company's Executive Vice President - COO, CFO and Assistant Secretary, Mr. Schneider, was compensated at an annual base salary of $270,000 during fiscal 2003. The Company's Executive Vice President-General Merchandise Manager, Glenn Lyon was compensated at a base salary of $265,000 during fiscal 2003. The Company's Executive Vice President-General Counsel and Secretary, Mr. Gary Cohen was compensated at a base salary equal to $250,559 during fiscal 2003. The Company's Executive Vice President-Real Estate & Store Development, Mr. Sanders was compensated at an annual base salary of $238,730 during fiscal 2003. In addition, Messrs. Schneider, Lyon, Cohen, and Sanders participated in a bonus plan similar to the plan described above under "CEO Compensation", subject to a maximum bonus of 60% (70% for Mr. Schneider) of annual base salary.

The Company's Chief Executive Officer and the other Named Officers were also eligible to participate in the Company's Profit Sharing Plan currently up to a maximum annual contribution of $30,000 per person for the Company's most recent plan year ended December 31, 2002. See "Executive Compensation - Summary Compensation Table".

Under current law, income tax deductions for compensation paid by publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, restricted stock awards, stock options exercises, and non-qualified benefits) for certain executive officers exceeds $1 million in any one year. Under the law, the deduction limit does not apply to payments that qualify as "performance based." To qualify as "performance based", compensation payments must be made from a plan that is administered by a compensation committee of the Board of Directors, which is comprised solely of two or more outside directors. In addition, the material terms of the plan must be disclosed to and approved by stockholders, and the Committee must certify that the performance goals were achieved before payments can be awarded.

To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Committee also considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. However, since some types of compensation payments and their deductibility depend upon the timing of an executive's exercise of stock options rights (e.g., the spread on exercise of non-qualified options), and because interpretations and changes in the tax laws and other factors beyond the Committee's control may also affect the deductibility of compensation, the Committee will not necessarily limit executive compensation to that which is deductible under applicable provisions of the Internal Revenue Code. The Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                                     SUMMARY

The Committee believes that the current compensation arrangements provide the Chief Executive Officer and the other executive officers with incentives to perform at superior levels and in a manner, which is directly aligned with the economic interests of the Company's stockholders.

COMPENSATION AND STOCK
OPTION COMMITTEE

Bill Kirkendall
Jonathan K. Layne
Indianapolis, Indiana
May 23, 2003

The above report of the Compensation and Stock Option Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Kirkendall and Layne comprise the Compensation and Stock Option
Committee.

Mr. Layne is a partner of the law firm of Gibson, Dunn & Crutcher LLP, which has provided legal services to the Company. The Company expects that such law firm will continue to render legal services to the Company in the future. As noted on page 9, Mr. Layne has decided not to run for reelection as a director.

                          STOCK PRICE PERFORMANCE GRAPH

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                           AMONG THE FINISH LINE, INC.
                     S&P 500 INDEX AND PEER GROUP INDEX (1)

The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                              [PERFORMANCE GRAPH]

                              -------------------------------------------------------------------------------------------------
                                2/98     3/98     4/98     5/98     6/98     7/98     8/98     9/98    10/98    11/98    12/98

THE FINISH LINE, INC.          100.00   145.04   151.15   145.04   171.76   132.06    52.67    56.87    64.89   55.73    48.85
NASDAQ STOCK MARKET (U.S.)     100.00   103.70   105.45    99.59   106.55   105.30    84.42    96.13   100.36  110.56   124.92
PEER GROUP                     100.00   110.44   108.09   104.26   108.61   107.79    83.22    81.24    89.19  100.09   111.10

                              -------------------------------------------------------------------------------------------------
                                1/99     2/99     3/99     4/99     5/99     6/99     7/99     8/99     9/99     10/99   11/99

THE FINISH LINE, INC.           56.11    73.66    78.63    91.98    75.19    68.70    64.12    54.58    53.44    42.18   40.46
NASDAQ STOCK MARKET (U.S.)     143.05   130.24   140.07   144.52   140.46   153.08   150.31   156.65   156.84   169.40  189.93
PEER GROUP                     104.41   102.04   114.01   111.68   109.17   112.69   101.77    81.38    84.05    84.75   93.43

                              --------------------------------------------------------------------------------------------------
                                12/99     1/00    2/00     3/00     4/00     5/00     6/00     7/00      8/00     9/00    10/00

THE FINISH LINE, INC.           33.21    35.11    36.64    59.54    64.51    42.75    50.00    49.24    48.48    44.66    46.56
NASDAQ STOCK MARKET (U.S.)     231.69   223.16   265.70   260.27   218.92   192.53   226.34   214.54   239.92   208.76   191.60
PEER GROUP                      88.10    83.44    87.68    88.33    81.54    69.33    71.08    68.72    74.70    71.39    72.22

                              --------------------------------------------------------------------------------------------------
                                11/00    12/00     1/01     2/01     3/01     4/01     5/01     6/01     7/01     8/01     9/01

THE FINISH LINE, INC.           49.62    36.07    41.98    42.37    39.69    48.55    61.62    76.27    65.59    59.54    66.26
NASDAQ STOCK MARKET (U.S.)     147.62   139.79   156.71   121.32   104.32   119.88   119.71   122.94   115.13   102.60    85.31
PEER GROUP                      64.92    62.78    82.98    75.27    72.63    80.09    80.99    85.95    84.94    85.42    71.57

                              --------------------------------------------------------------------------------------------------
                                10/01    11/01    12/01     1/02     2/02     3/02     4/02     5/02     6/02     7/02     8/02

THE FINISH LINE, INC.           61.98    78.66    93.37    90.99    98.99   112.67   123.79    94.96   109.44    80.31    54.35
NASDAQ STOCK MARKET (U.S.)      96.26   109.97   110.89   110.05    98.60   105.07    96.34    92.09    83.75    76.10    75.30
PEER GROUP                      76.55    88.51    94.40    96.41    96.41   102.31   104.26   105.68    97.94    79.02    77.44

                              --------------------------------------------------------------
                                 9/02    10/02    11/02    12/02     1/03     2/03     3/03

THE FINISH LINE, INC.           55.08    54.90    64.98    64.43    71.57    75.85    75.85
NASDAQ STOCK MARKET (U.S.)      67.20    76.38    84.90    76.66    75.84    76.90    76.90
PEER GROUP                      70.70    77.77    89.91    77.75    74.15    70.22    70.22

                     ASSUMES $100 INVESTED ON MARCH 1, 1998
                    AND ASSUMES DIVIDENDS REINVESTED THROUGH
                        FISCAL YEAR ENDING MARCH 1, 2003
----------

1) Peer group is: Standard Industrial Classification Codes 5940 through 5949 (actively trading issues during relevant period). SIC codes beginning with 594 represent miscellaneous Shopping Goods Stores, which, in management's opinion, most closely represents the peer group of the Company.

                             AUDIT COMMITTEE REPORT

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

During April 2000, the Audit Committee of the Board of Directors developed an updated charter for the Committee, which was approved by the full Board on April 27, 2000. The Board of Directors is currently in the process of updating and revising the Audit Committee Charter and it is anticipated that an amended Audit Committee Charter will be adopted by the Board in the near future.

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principals, the matters to be discussed by Statement of Accounting Standards No. 61, "Communication with Audit Committees," as amended, which indexes, among other items, matters relating to the conduct of an audit of the Company's financial statements.

The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence from the Company.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended March 1, 2003 for filing with the Securities and Exchange Commission.

Bill Kirkendall, Chair
Jeffrey H. Smulyan
Stephen Goldsmith

Indianapolis, Indiana
May 23, 2003

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The accounting firm of Ernst & Young LLP, which has served as the Company's principal independent accountants continuously since 1988, was selected by the Board to continue in that capacity for fiscal 2004. During fiscal 2003, the Company also engaged Ernst & Young LLP to render certain other professional services involving assistance on tax planning matters, audit of pension plan and general consultations.

The appointment of auditors is approved annually by the Board of Directors, which is based in part on the recommendation of the Audit Committee. In making its recommendation, the Audit Committee reviewed both the audit scope and estimated audit fees for the coming year. The Audit Committee and the Board of Directors have selected Ernst & Young LLP for the current fiscal year. Stockholder approval is not sought in connection with this selection. Each professional service performed by Ernst & Young LLP during fiscal 2003 was reviewed, and the possible effect of such service on the independence of the firm was considered, by the Audit Committee. A representative of Ernst & Young LLP plans to be present at the Annual Meeting of Stockholders and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

INDEPENDENT AUDITOR FEE INFORMATION

Fees for professional services provided by our independent auditors Ernst & Young LLP, in each of the last two fiscal years, in each of the following categories are:

                                            2003            2002
                                        -----------     -----------
            Audit Fees                    $156,950        $142,675
            Audit-Related Fees              20,375          19,050
            Tax Fees                       120,163          24,710
            All Other Fees                       0               0
                                        -----------     -----------
                                          $297,488        $186,435

Fees for audit services include fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q, and assistance with review of documents filed with the Securities and Exchange Commission. Audit-related fees principally include accounting consultations and the audit of our benefit plan. Tax fees include tax compliance, tax advice and tax planning.

There were no other services performed during fiscal year 2003 and 2002.


                            PROPOSALS OF STOCKHOLDERS

If a stockholder wishes to submit a proposal for consideration at the 2004 Annual Stockholders Meeting and wants that proposal to appear in the Company's proxy statement and form of proxy for that meeting, the proposal must be submitted to the Company at its principal offices (3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235) in care of the Secretary no later then February 18, 2004.

If a stockholder wishes to submit a proposal for consideration at the 2004 Annual Stockholders Meeting without including that proposal in the Company's proxy statement and form of proxy, the Company's Bylaws require the stockholder to provide the Company with written notice of such proposal no less then 90 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting. Such notice should be sent to the Company in care of the Secretary at its principal offices.

                                  MISCELLANEOUS

The Company's Annual Report to Stockholders for the fiscal year ended March 1, 2003, including the financial statements and related notes thereto, together with the report of the independent auditors and other information with respect to the Company, accompanies this Proxy Statement.

The Company is not aware of any other business to be presented at the 2003 Annual Meeting. If matters other than those described should properly arise at the meeting, the proxies will vote on such matters in accordance with their best judgment.
                                           By Order of the Board Of Directors

                                           /s/ Gary D. Cohen

                                           Gary D. Cohen,
                                           Executive Vice President,
                                           General Counsel and Secretary
Indianapolis, Indiana
June 17, 2003

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